SECURITIES AND EXCHANGE COMMISSION
                WASHINGTON, DC 20549
              _______________________

                      FORM 8-K


      Pursuant to Section 13 or 15 (d) of the
          Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported)
                  January 23, 1998



               AMTRUST CAPITAL CORP.
     __________________________________________
(Exact name of registrant as specified in its charter)


DELAWARE                         0-25485                      35-1940250
____________________________________________________________________________
(State or other jurisdiction    (Commission File No.)  (IRS Employer ID No.)
 of incorporation)

20 W. Fifth Street, Peru, Indiana                   46970
___________________________________________________________
(Address of principal executive offices)         (Zip code)

Registrant's telephone number, including area code: (765) 472-1991


                        N/A
  ________________________________________________
(Former name or former address, if changed since last report)

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Item 5.  Other Events

     On January 23, 1998, the Registrant issued the attached press releases.

Item 7.  Financial Statements and Exhibits

     (a)   Exhibits

          99.  Press Releases, dated January 23, 1998

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                              AMTRUST CAPITAL CORP.



Date:    January 23, 1998     \s\ Jami L. Cornish
                              ______________________________
                              Jami L. Cornish, Treasurer and
                              Chief Financial Officer

                     EXHIBIT 99

                       AmTrust Capital Corp.

20 West 5th Street, P.O. Box 105 Peru, Indiana 46970 (765) 472-1991






AMTRUST NEWS RELEASE


FOR IMMEDIATE RELEASE
Date: January 23, 1998


FOR MORE INFORMATION CONTACT:
Bruce M. Borst, President and Chief Executive Officer
(765) 472-1991



    AMTRUST CAPITAL CORP. DECLARES CASH DIVIDEND

PERU, INDIANA - - AmTrust Capital Corp., the parent corporation of AmericanTrust Federal Savings Bank, announced that it will pay a quarterly cash dividend of $0.05 per share. The dividend will be payable February 20, 1998 to shareholders of record on February 6, 1998.

AmericanTrust Federal Savings Bank serves communities located in Howard and Miami Counties, Indiana through its main office and one branch office.

AmTrust Capital Corp. had $69.9 million in assets and $7.6 million in stockholders' equity at September 30, 1997. The corporation's stock is traded on the Nasdaq Small-Cap Sytem under the symbol "ATSB".